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THL Credit Prices Initial Public Offering of Common Stock

BOSTON, April 22, 2010 - THL Credit, Inc. (the “Company”) (Nasdaq: TCRD) announced today the pricing of its initial public offering of 15,307,692 shares of its common stock at a public offering price of $13.00 per share on April 21, 2010. The Company offered 9,000,000 shares of its common stock through a group of underwriters and has granted the underwriters an option to purchase up to an additional 1,350,000 shares of its common stock to cover overallotments. Additionally, the Company offered 6,307,692 shares of its common stock at the public offering price of $13.00 per share directly to THL Credit Partners BDC Holdings, L.P., a special purpose unmanaged sister fund of THL Credit Opportunities, L.P., an affiliate of the Company. Since these shares are being sold directly by the Company and not through the underwriters, no underwriting discount or commission is being paid to the underwriters for these shares. The Company’s common stock is expected to begin trading on The Nasdaq Global Select Market under the symbol “TCRD” on April 22, 2010.

Following the closing of the offering, the net asset value of the Company is estimated to be approximately $253 million (approximately $269 million if the underwriters exercise their overallotment option to purchase additional shares in full). The net asset value is comprised of net proceeds of the offering of cash (estimated to be approximately $191 million (approximately $207 million if the underwriters exercise their overallotment option to purchase additional shares in full)) and assets contributed to the Company by THL Credit Opportunities, L.P., an affiliate of the Company, in exchange for shares of common stock issued by the Company in a private placement to THL Credit Partners BDC Holdings, L.P. The Company intends to use the net proceeds to make investments in portfolio companies in accordance with the Company’s investment objective and for general corporate purposes including payment of operating expenses.

The joint bookrunning managers for the initial public offering were BofA Merrill Lynch, Citi, and Deutsche Bank Securities. Stifel Nicolaus was senior co-manager and BB&T Capital Markets, A Division of Scott & Stringfellow, LLC, Houlihan Lokey, Keefe, Bruyette & Woods, and RBC Capital Markets were co-managers. The closing of the transaction is subject to customary closing conditions, and the shares are expected to be delivered on April 27, 2010.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sale of, the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement relating to these securities has been filed and, on April 21, 2010, was declared effective by the Securities and Exchange Commission.

This offering is being made solely by means of a written prospectus forming part of the effective registration statement, which may be obtained from the Prospectus Departments of any of the following investment banks: Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, New York 10036; Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013; or Deutsche Bank Securities Inc., 60 Wall Street, New York, New York 10005. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing.

ABOUT THL CREDIT, INC.

The Company is a newly-organized, externally-managed, non-diversified closed-end management investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940, as amended. In addition, for tax purposes the Company intends to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Company’s investment objective is to generate both current income and capital appreciation, primarily through investments in privately negotiated debt and equity securities of middle market companies. The Company invests primarily in private subordinated debt, or mezzanine debt, in middle market companies with annual revenues of between $25 million and $500 million that require capital for growth and acquisitions. Such investments in many cases include an associated equity component such as warrants, preferred stock or other similar securities. The Company’s investment activities are managed by its investment adviser, THL Credit Advisors LLC, which is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

FORWARD-LOOKING STATEMENTS

Statements included herein may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of assumptions, risks and uncertainties, which change over time. Actual results may differ materially from those anticipated in any forward-looking statements as a result of a number of factors, including those described from time to time in filings by the Company with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

SOURCE:  THL Credit, Inc.

Media Contact:

THL Credit, Inc.

Terrence W. Olson, COO & CFO

1-800-450-4424

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